UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2013

Big Sky Productions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	88-0410480
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12021 Wilshire Blvd. #234, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

1-310-430-1388
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

On October 15, 2013, we filed a Current Report on Form 8-K reporting that on October 10, 2013, we closed our acquisition of NitroHeat, LLC ("NitroHeat").

This Form 8-K/A amends the Form 8-K we filed on October 15, 2013 to include NitroHeat's audited financial statements for the year ended December 31, 2012 and the unaudited pro forma financial information related to our NitroHeat acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

The NitroHeat auditedCombined financial statements for the year ended December 31, 2012 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The consent of L.L.Bradford & Company, LLP, NitroHeat’s independent auditors, is attached as Exhibit 23 to this Form 8-K/A.

(b)    Pro Forma Financial Information.

The following unaudited pro forma Combined financial information related to the NitroHeat acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2013
(ii)	Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2013 and three months ended September 30, 2013
(iii)	related notes

(c)    The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description
23	Consent of L.L Bradford & Company, LLP.
99.1	NitroHeat AuditedCombinedFinancial Statements for the Year Ended December 31, 2012.
99.2	Unaudited Pro Forma Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Big Sky Productions, Inc.

Dated:	December 23, 2013

By:	/s/ Ellis Martin
Ellis Martin
Chief Financial Officer